UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	March 10, 2017

Oil-Dri Corporation of America
(Exact name of registrant as specified in its charter)

Delaware	001-12622	36-2048898
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

410 North Michigan Avenue Suite 400 Chicago, Illinois	60611-4213
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(312) 321-1515

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On March 10, 2017, Oil-Dri Corporation of America (the “Registrant”) issued a press release announcing its results of operations for its second quarter ended January 31, 2017. A copy of the press release is attached as Exhibit 99.1 and the information contained therein is incorporated herein by reference. The information contained in this Item 2.02, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), and it shall not be deemed incorporated by reference into any filing under the Exchange Act or the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 8.01	Other Events.

Set forth below is a supplement to the description of the litigation under Item 3, “Legal Proceedings”, in the Annual Report on Form 10-K filed by the Registrant with the Securities and Exchange Commission on October 7, 2016.

On February 3, 2015, the Registrant brought suit in the United States District Court for the Northern District of Illinois, Eastern Division, against Nestlé Purina PetCare Company (“Nestlé”) seeking monetary damages and injunctive relief based on Nestlé’s alleged infringement of a patent held by the Registrant. In response, Nestlé filed a petition for Inter Partes Review (“IPR”) with the Patent Trial and Appeal Board (“PTAB”) of the United States Patent and Trademark Office to challenge certain of the claims in the Registrant’s patent. Nestlé obtained a stay of the lawsuit in district court until the PTAB agreed to consider Nestle’s petition and issued its substantive decision on the IPR’s patent challenges.

The PTAB agreed to consider Nestlé’s petition, and on June 20, 2016, issued an order stating that Nestlé had not shown by a preponderance of the evidence that any of the challenged claims in the Registrant’s patent are unpatentable. In July 2016, Nestlé filed a motion for reconsideration of the PTAB’s decision, which was denied in February 2017 and has since been appealed by Nestlé. The stay of the Registrant’s lawsuit in district court was lifted, but Nestlé is currently seeking another stay until the pending appeal is decided.

In addition, on September 23, 2016, the Registrant brought another suit in the United States District Court for the Northern District of Illinois, Eastern Division, against Nestlé seeking monetary damages and injunctive relief based on Nestlé’s alleged infringement of a patent issued in 2016 to the Registrant.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit
Number	Description of Exhibits

99.1	Press Release of the Registrant dated March 10, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OIL-DRI CORPORATION OF AMERICA

By:	/s/ Douglas A. Graham
Douglas A. Graham
Vice President and General Counsel

Date: March 10, 2017

Exhibit Index

Exhibit
Number	Description of Exhibits

99.1	Press Release of the Registrant dated March 10, 2017